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                                                                    EXHIBIT 31.1

                                  CERTIFICATION

I, Joel A. Schwartz, Chief Executive Officer, certify that:

       1. I have reviewed this Amendment No. 1 on Form 10-Q/A of Benihana Inc.; and

       2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.



Date:  November 21, 2007                               /s/ Joel A. Schwartz
                                                       -------------------------
                                                       Joel A. Schwartz
                                                       Chief Executive Officer